                                                SALOMON BROTHERS
                                                HIGH INCOME FUND INC








                                                ANNUAL REPORT
                                                DECEMBER 31, 1995















                                    ______________________________________

                                         SALOMON BROTHERS ASSET MANAGEMENT
                                         _______________________________________

SALOMON BROTHERS HIGH INCOME FUND INC

February 20, 1996

Dear Shareholder:

The net asset value of each of your shares at December 31, 1995 was $13.50. We are very pleased that this represents an 18.3% net asset value return for the year ended December 31, 1995 (assuming the reinvestment of dividends in additional shares of the Fund) as compared with a return of 19.7% for the Salomon Brothers High-Yield Market Index and a 16.2% average return of the nine unleveraged high-yield closed-end funds tracked by Lipper Analytical Services, Inc.

On the following pages, you will find audited financial statements for the year ended December 31, 1995, the related report of independent accountants and other information about the Fund.

U.S. high-yield investments accounted for between 75% and 80% of total investments during the year. The balance of the portfolio is substantially invested in emerging markets debt.

U.S. HIGH-YIELD BONDS

The high-yield market's performance was driven largely by the interest rate rally experienced during 1995. A perceived slowing of the economy caused spreads between high-yield bonds and Treasuries to widen by about 70 basis points during the year causing the high-yield market to perform roughly in line with higher quality fixed income securities.

Contributing to the Fund's strong performance in 1995 was a rotation in the portfolio to more defensive, non-cyclical corporate debt issues. Non-cyclical debt issues totaled approximately 63% of the corporate bond portion of the portfolio at December 31, 1995, compared to 45% at the beginning of the year. As U.S. economic growth slowed, non-cyclical issues outperformed cyclical corporate debt issues significantly. Top performing sectors for the year included airlines, telecommunications, gaming and media, while retailers, restaurants, transportation and textile companies underperformed the market average.

Technical conditions in the U.S. high-yield market continued to be strong through the end of 1995. Approximately $47 billion of new issues were priced during 1995, compared to $43 billion in 1994. Net investments in high-yield mutual funds reached approximately $11 billion in 1995, well above the $1.0 billion recorded in 1994.

HIGH-YIELD SOVEREIGN DEBT MARKET

The Fund also benefited from its portfolio allocation to emerging markets debt securities. The Salomon Brothers Brady Bond Index, an indicator of the performance of emerging markets debt, appreciated 26.7% during 1995. After declining early in the year as a result of the sell-off that followed the devaluation of the Mexican peso, emerging markets debt recovered over the last three quarters of 1995. The recovery in emerging markets debt was driven by the continued improvement of fundamentals in the major Latin American countries, easing of interest rates by the U.S. Federal Reserve and the entry of new money into the market.

SALOMON BROTHERS HIGH INCOME FUND INC

All of our emerging markets debt investments are U.S. dollar-denominated securities, principally Brady bonds. The Fund's largest holdings in emerging markets debt, as a percentage of total investments at December 31, 1995, were in the government debt of Brazil (4.4%), Poland (4.2%) and Morocco (2.4%). We believe the fundamental outlook for these countries is positive. The emerging markets debt asset class, in our view, continues to offer attractive total return opportunities and the Fund's holdings will continue to have an allocation to emerging markets debt.

Shareholders of the Fund may call 1-800-SALOMON (1-800-725-6666), Monday through Friday from 8:30 A.M. to 6:30 P.M. EST to obtain a current monthly update about the Fund, including top holdings, net asset value, performance and other information. For information concerning your Salomon Brothers High Income Fund stock account, please call American Stock Transfer & Trust Company at 1-718-921-8200.

All of us at Salomon Brothers Asset Management Inc appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.

                                        Cordially,

                                        [SIG]

                                        MICHAEL S. HYLAND
                                        Chairman and President

SALOMON BROTHERS HIGH INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

December 31, 1995

        PRINCIPAL
         AMOUNT                                                                                         VALUE
          (000)         CORPORATE BONDS -- 74.42%                                                         (NOTE 2)
----------------------------------------------------------------------------------------------------------------
                        BASIC INDUSTRIES -- 9.14%
         $1,000         Berry Plastics, 12.25%, 4/15/04...........................................   $ 1,070,000
          1,000         Crown Paper Company, 11.00%, 9/01/05......................................       875,000
          1,000         Harris Chemical, Zero Coupon until 1/15/96
                          (10.25% thereafter), 7/15/01............................................       950,000
          1,000         Renco Metals Inc., 12.00%, 7/15/00........................................     1,080,000
          1,000         Repap Wisconsin, 9.875%, 5/01/06..........................................       945,000
          1,000         Valcor Inc., 9.625%, 11/01/03.............................................       920,000
                                                                                                     -----------
                                                                                                       5,840,000
                                                                                                     -----------
                        CONSUMER CYCLICALS -- 5.29%
          1,000         Cole National Group, Inc., 11.25%, 10/01/01...............................     1,002,500
          1,000         Family Restaurants, 9.75%, 2/01/02........................................       560,000
          1,000         Flagstar Corp., 10.75%, 9/15/01...........................................       910,000
          1,000         Specialty Retailer, 11.00%, 8/15/03.......................................       910,000
                                                                                                     -----------
                                                                                                       3,382,500
                                                                                                     -----------
                        CONSUMER NON-CYCLICALS -- 27.96%
          1,000         American Safety Razor, 9.875%, 8/01/05....................................     1,017,500
          1,000         Bally's Grand, 10.375%, 12/15/03..........................................     1,020,000
          1,000         Borg-Warner Security Corp., 9.125%, 5/01/03...............................       900,000
          1,000         Carr-Gottstein Foods, 12.00%, 11/15/05(A).................................     1,010,000
          1,000         Dade International Inc., 13.00%, 2/01/05..................................     1,130,000
          1,000         Herff Jones, Inc., 11.00%, 8/15/05........................................     1,070,000
          1,000         Hines Horticulture, 11.75%, 10/15/05(A)...................................     1,040,000
          1,000         Hollywood Casino, 12.75%, 11/01/03........................................       915,000
          2,000         International Semi-Tech, Zero Coupon until 8/15/00
                          (11.50% thereafter), 8/15/03............................................     1,072,500
          1,000         Norcal Waste Systems, 12.50%, 11/15/05*,(A)...............................     1,010,000
          1,000         Pathmark Stores, 9.625%, 5/01/03..........................................       972,500
          1,000         Penn Traffic Co., 9.625%, 4/15/05.........................................       780,000
          1,000         Revlon Worldwide, Zero Coupon, 3/15/98....................................       742,500
          1,000         Samsonite Corp., 11.125%, 7/15/05.........................................       960,000
          1,000         Selmer Co. Inc., 11.00%, 5/15/05..........................................       985,000
          1,000         Specialty Foods, 11.125%, 10/01/02........................................       970,000

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

December 31, 1995

       PRINCIPAL
        AMOUNT                                                                                          VALUE
         (000)          CORPORATE BONDS (CONTINUED)                                                   (NOTE 2)
----------------------------------------------------------------------------------------------------------------
         $1,250         Telex Communications, Inc., 12.00%, 7/15/04...............................   $ 1,284,375
          1,049         Trump Taj Mahal, 11.35%, 11/15/99**.......................................       994,808
                                                                                                     -----------
                                                                                                      17,874,183
                                                                                                     -----------
                        ENERGY -- 3.12%
          3,000         Clark R&M Holdings, Zero Coupon, 2/15/00..................................     1,995,000
                                                                                                     -----------
                        INDUSTRIAL/MANUFACTURING -- 8.71%
          1,150         Foamex, 11.875%, 10/01/04.................................................     1,127,000
          1,500         Jordan Industries, 10.375%, 8/01/03.......................................     1,335,000
          1,000         RBX Corporation, 11.25%, 10/15/05(A)......................................       990,000
          1,000         Terex Corporation, 13.75%, 5/15/02........................................       870,000
          1,500         Venture Holdings Trust, 9.75%, 4/01/04....................................     1,245,000
                                                                                                     -----------
                                                                                                       5,567,000
                                                                                                     -----------
                        MEDIA/TELECOMMUNICATIONS -- 18.70%
          1,000         A+ Network Inc., 11.875%, 11/01/05........................................     1,010,000
          1,000         Adelphia Communications, 12.50%, 5/15/02..................................       980,000
          1,300         Comcast UK Cable, Zero Coupon until 11/15/00
                          (11.20% thereafter), 11/15/07...........................................       760,500
          2,000         Diamond Cable Co., Zero Coupon until 12/15/00
                          (11.75% thereafter), 12/15/05...........................................     1,175,000
          2,500         In Flight Phone, Zero Coupon until 5/15/98
                          (14.00% thereafter), 5/15/02............................................       787,500
          1,000         Katz Corporation, 12.75%, 11/15/02........................................     1,070,000
          1,750         Marcus Cable Co., Zero Coupon until 6/15/00
                          (14.25% thereafter), 12/15/05...........................................     1,190,000
    2,000 Units         People's Choice TV Corp., Zero Coupon until 6/01/00
                          (13.135% thereafter), 6/01/04#..........................................     1,165,000
          1,000         Rogers Cable Systems, 10.00%, 12/01/07....................................     1,077,500
          1,000         Sinclair Broadcasting, 10.00%, 9/30/05....................................     1,020,000
          1,500         United International Holdings, Zero Coupon, 11/15/99......................       930,000
      500 Units         Winstar Communications, Zero Coupon until 10/15/00
                          (14.00% thereafter), 10/15/05(A),##.....................................       790,000
                                                                                                     -----------
                                                                                                      11,955,500
                                                                                                     -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

December 31, 1995

       PRINCIPAL
        AMOUNT                                                                                          VALUE
         (000)          CORPORATE BONDS (CONCLUDED)                                                   (NOTE 2)
----------------------------------------------------------------------------------------------------------------
                        TRANSPORTATION -- 1.50%
         $1,000         Petro PSC Properties, 12.50%, 6/01/02.....................................   $   960,000
                                                                                                     -----------
                        TOTAL CORPORATE BONDS (cost $48,216,817)..................................    47,574,183
                                                                                                     -----------

                        SOVEREIGN BONDS -- 18.66%
----------------------------------------------------------------------------------------------------------------
          1,500         Republic of Argentina, FRB, 6.8125%, 3/31/05*.............................     1,070,625
          3,478         Federal Republic of Brazil, C Bond, 8.00%, 4/15/14**......................     1,995,535
          1,250         Republic of Brazil, "New" New Money, 6.875%, 4/15/09*.....................       759,375
            500         Republic of Bulgaria, Discount Bond, Tranche A, 6.75%, 7/28/24*...........       266,563
          2,500         Republic of Bulgaria, FLIRB, Series A, 2.00%, 7/28/12*....................       764,062
          2,300         Costa Rica Series A, Principal Bond, 6.25%, 5/21/10.......................     1,426,000
          3,105         Republic of Ecuador, PDI Bond, 6.8125%, 2/28/15*, **......................     1,040,177
          1,000         Republic of Panama, FRN, 6.75%, 5/10/02*..................................       852,500
          4,000         Republic of Poland, PDI Bond, 3.75%, 10/27/14*............................     2,605,000
          1,750         United Mexican States, Par Bond, Series B, 6.25%, 12/31/19 (including
                          1,750,000 rights).......................................................     1,150,625
                                                                                                     -----------
                        TOTAL SOVEREIGN BONDS (cost $10,913,271)..................................    11,930,462
                                                                                                     -----------

                        LOAN PARTICIPATION -- 2.34%
----------------------------------------------------------------------------------------------------------------
          2,250         Kingdom of Morocco, Tranche A, 6.5938%, 1/01/09*
                          (Morgan Guaranty Trust Company of New York)+ (cost $1,328,907)..........     1,499,063
                                                                                                     -----------
                        WARRANTS(B) -- .19%
----------------------------------------------------------------------------------------------------------------
   750 Warrants         Berry Plastics (exercise price of $18.797 per share expiring on 4/15/04
                          for 1.13237 shares of common stock).....................................         9,375
 2,500 Warrants         In Flight Phone (exercise price of $.01 per share expiring on 8/31/02 for
                          one share of common stock)..............................................             0
 1,000 Warranhts        Petro PSC Properties (exercise price of $0, expiring on 7/01/97;
                          exchangeable for $55,380 principal amount of Notes or an equivalent
                          number of shares).......................................................        34,000
 2,875 Warrants         United International Holdings (exercise price of $15 per share expiring on
                          11/15/99 for common stock)..............................................        77,625
                                                                                                     -----------
                        TOTAL WARRANTS (cost $108,830)............................................       121,000
                                                                                                     -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

December 31, 1995

       PRINCIPAL
        AMOUNT                                                                                            VALUE
        (000)           REPURCHASE AGREEMENT -- 2.54%                                                   (NOTE 2)
----------------------------------------------------------------------------------------------------------------
       $1,623           Chase Manhattan Bank, 5.55%, cost $1,623,000, dated 12/29/95, $1,624,001 due 1/2/96, (collateralized by $1,405,000, 7.25% U.S. Treasury Bonds due
                          8/15/22, valued at $1,656,144)..........................................   $ 1,623,000

                                                                                                     -----------
                        TOTAL INVESTMENTS -- 98.15% (cost $62,190,825)............................    62,747,708
                                                                                                     -----------
                        CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.85%...................     1,183,068
                                                                                                     -----------
                        NET ASSETS -- 100.00%
                        (equivalent to $13.50 per share on 4,733,972 common shares outstanding)...   $63,930,776
                                                                                                     ===========


----------------------------------------------------------------------------------------------------------------

  * Rate shown reflects current rate on instrument with variable rate or step coupon rates.

 ** Payment-in-kind security for which part of the interest earned is capitalized as additional principal.

(A) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

  # Each unit is comprised of a $1,000 par Senior Discount Note due 6/01/04 and a warrant to purchase 1.427 shares of common stock.

 ## Each unit is comprised of two $1,000 par Senior Discount Notes and one
    $1,000 par Convertible Senior Subordinated Discount Note, all due 10/15/05.

  + Participation interest was acquired through the financial institution indicated parenthetically.

(B) Non-income producing security.

    FLIRB -- Front-Loaded Interest Reduction Bond.

    FRB  -- Floating Rate Bond.

    FRN  -- Floating Rate Note.

    PDI   -- Past Due Interest.

                See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995

ASSETS
Investments, at value (cost -- $62,190,825)...................................................   $62,747,708
Cash..........................................................................................         5,616
Interest receivable...........................................................................     1,290,884
Unamortized organization expenses.............................................................        50,472
Prepaid expenses..............................................................................           584
                                                                                                 -----------
        Total assets..........................................................................    64,095,264
                                                                                                 -----------
LIABILITIES
Accrued audit and tax return preparation fees.................................................        63,500
Management fee payable to SBAM (Note 3).......................................................        37,596
Accrued printing expense......................................................................        17,798
Accrued annual meeting fee....................................................................        14,000
Accrued legal fee.............................................................................        11,000
Accrued custodian fee.........................................................................         4,500
Other accrued expenses........................................................................        16,094
                                                                                                 -----------
        Total liabilities.....................................................................       164,488
                                                                                                 -----------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000 shares;
  4,733,972 shares outstanding)...............................................................         4,734
Additional paid-in capital....................................................................    65,596,717
Accumulated net realized loss on investments..................................................    (2,227,558)
Net unrealized appreciation on investments....................................................       556,883
                                                                                                 -----------
        Net assets............................................................................   $63,930,776
                                                                                                 -----------
NET ASSET VALUE PER SHARE ($63,930,776 divided by 4,733,972 shares)...........................        $13.50
                                                                                                 -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended December 31, 1995

INCOME
    Interest (includes discount accretion of $1,916,049).......................................    $ 7,918,262
EXPENSES
    Management fee..................................................................   $428,343
    Audit and tax return preparation services.......................................     66,960
    Printing........................................................................     44,400
    Legal...........................................................................     39,105
    Transfer agent..................................................................     36,761
    Directors' fees and expenses....................................................     32,728
    Amortization of deferred organization costs.....................................     24,747
    Annual meeting expense..........................................................     18,683
    Listing fee.....................................................................     18,396
    Custodian.......................................................................     15,208
    Other...........................................................................     23,136        748,467
                                                                                       --------    -----------
    Net investment income...........................................................                 7,169,795
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    Net Realized Loss on Investments...........................................................     (2,227,558)
    Change in Net Unrealized Appreciation on Investments.......................................      5,513,516
                                                                                                   -----------
    Net realized loss and change in net unrealized appreciation................................      3,285,958
                                                                                                   -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.................................................    $10,455,753
                                                                                                   -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED        YEAR ENDED
                                                                              DECEMBER 31,      DECEMBER 31,
                                                                                  1995              1994
------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income................................................     $ 7,169,795       $ 6,488,619
    Net realized gain (loss) on investments..............................      (2,227,558)        1,167,548
    Change in net unrealized appreciation (depreciation).................       5,513,516       (12,020,441)
                                                                              -----------       -----------
    Net increase (decrease) in net assets from operations................      10,455,753        (4,364,274)
                                                                              -----------       -----------
DIVIDENDS
    From net investment income...........................................      (7,202,554)       (6,465,962)
    From net realized gains..............................................        (317,263)       (1,797,896)
                                                                              -----------       -----------
    Net decrease in net assets from dividends............................      (7,519,817)       (8,263,858)
                                                                              -----------       -----------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued in reinvestment of dividends
      (49,559 and 34,248 shares issued)..................................         650,559           490,196
    Additional offering expenses.........................................              --           (13,000)
                                                                              -----------       -----------
    Net increase in net assets from capital share transactions...........         650,559           477,196
                                                                              -----------       -----------
    Total increase (decrease) in net assets..............................       3,586,495       (12,150,936)
NET ASSETS
    Beginning of period..................................................      60,344,281        72,495,217
                                                                              -----------       -----------
    End of period (includes undistributed net investment income of
      $0 and $126,160, respectively).....................................     $63,930,776       $60,344,281
                                                                              -----------       -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

Salomon Brothers High Income Fund Inc (the "Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 29, 1993. The Salomon Brothers High Income Fund Inc seeks to maintain a high level of current income by investing primarily in a diversified portfolio of high-yield U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination and (ii) at the bid price if there were no sales price on such date. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(c) FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

SALOMON BROTHERS HIGH INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. As of December 31, 1995, undistributed net investment income was decreased by $93,401, accumulated net realized loss on investments was decreased by $113,803 and paid-in capital was decreased by $20,402. Net investment income, net realized gain/(loss) on investments, the change in net unrealized appreciation on investments and net assets were not affected by these reclassifications.

(e) UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to
$125,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS

The Fund has retained SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager and administrator of the Fund subject to supervision by the Board of Directors of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager and administrator.

The Fund pays each Director not affiliated with SBAM a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

SALOMON BROTHERS HIGH INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)

NOTE 4. PORTFOLIO ACTIVITY

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1995, aggregated $75,875,054 and $78,518,277, respectively. The federal income tax cost basis of the Fund's investments at December 31, 1995 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $2,821,765 and $2,264,882, respectively, resulting in net unrealized appreciation for federal income tax purposes of $556,883.

At December 31, 1995, the Fund had a net capital loss carryover of approximately $2,056,000 which will be available through December 31, 2003 to offset future net realized capital gains to the extent provided by federal income tax regulations.

NOTE 5. LOAN PARTICIPATIONS

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

NOTE 6. CREDIT RISK

The yields of emerging markets debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

NOTE 7. DIVIDENDS SUBSEQUENT TO DECEMBER 31, 1995

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share payable on January 31, 1996 to shareholders of record on January 12, 1996.

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share payable on February 29, 1996 to shareholders of record on February 12, 1996.

SALOMON BROTHERS HIGH INCOME FUND INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:

                                                                  YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                     1995            1994           1993*
-------------------------------------------------------------------------------------------------------------
    Net asset value, beginning of period......................       $12.88           $15.59         $13.95
                                                                     ------           ------         ------
    Net investment income.....................................         1.52            1.38            1.18
    Net gain/(loss) on securities (both realized and
      unrealized).............................................          .70           (2.32)           1.94
                                                                     ------           ------         ------
    Total from investment operations..........................         2.22           (0.94)           3.12
                                                                     ------           ------         ------
    Less distributions
      Dividends from net investment income....................        (1.53)          (1.39)          (1.16)
      Dividends from net realized gains.......................         (.07)          (0.38)          (0.23)
                                                                     ------           ------         ------
    Total distributions.......................................        (1.60)          (1.77)          (1.39)
                                                                     ------           ------         ------
    Offering costs on issuance of common stock................           --               --          (0.09)
                                                                     ------           ------         ------
    Net asset value, end of period............................       $13.50           $12.88         $15.59
                                                                     ======           ======         ======
    Per share market value, end of period.....................      $14.125          $12.875        $15.875
                                                                    =======          =======        =======
    Total investment return based on market price per
      share**.................................................        23.83%          (8.04%)         25.10%#
Ratios/supplemental data:
    Net assets, end of period (000)...........................      $63,931         $60,344         $72,495
    Ratio of expenses to average net assets...................         1.22%           1.13%           1.09%(a)
    Ratio of net investment income to average net assets......        11.68%           9.91%           8.64%(a)
    Portfolio turnover rate...................................        128.2%           76.6%           49.6%

--------------------------------------------------------------------------------

  * For the period January 29, 1993 (commencement of investment operations) through December 31, 1993.

 ** For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

  # Return calculated based on beginning of period price of $13.95 (initial offering price of $15.00 less sales load of $1.05) and end of period market value of $15.875 per share. The calculated return has not been annualized.

(a) Annualized.

                See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):

                                                                                            NET REALIZED GAIN
                                                                                           (LOSS) & CHANGE IN
                                                                                             NET UNREALIZED
                                                                       NET INVESTMENT         APPRECIATION
                                                                           INCOME            (DEPRECIATION)
                                                                     ------------------    -------------------
QUARTERS ENDED(a)                                                    TOTAL    PER SHARE     TOTAL    PER SHARE
--------------------------------------------------------------------------------------------------------------
March 31, 1994.....................................................  $1,589      $.34      $(5,201)   $(1.12)
June 30, 1994......................................................   1,578       .33       (1,684)     (.35)
September 30, 1994.................................................   1,620       .35         (302)     (.07)
December 31, 1994..................................................   1,702       .36       (3,666)     (.78)
March 31, 1995.....................................................   1,829       .39       (1,529)     (.33)
June 30, 1995......................................................   1,789       .38        2,747       .59
September 30, 1995.................................................   1,746       .37          877       .19
December 31, 1995..................................................   1,806       .38        1,191       .25

--------------------------------------------------------------------------------

(a) Totals expressed in thousands of dollars except per share amounts.

                See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers High Income Fund Inc (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
New York, N.Y.
February 15, 1996

SALOMON BROTHERS HIGH INCOME FUND INC

---------------------------------------------------------------------------
OTHER INFORMATION

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

SALOMON BROTHERS HIGH INCOME FUND INC

---------------------------------------------------------------------------
OTHER INFORMATION  (continued)

receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

SALOMON BROTHERS HIGH INCOME FUND INC

---------------------------------------------------------------------------
OTHER INFORMATION  (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

SALOMON BROTHERS HIGH INCOME FUND INC

-----------------------------------------------------
DIRECTORS

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Incorporated

THOMAS W. BROCK
     Chairman and Chief
     Executive Officer, Salomon
     Brothers Asset Management Inc

DANIEL P. CRONIN
     Vice President -- General Counsel,
     Pfizer International Inc

ALLAN C. HAMILTON
     Consultant, formerly
     Vice President and
     Treasurer, Exxon Corp.

MICHAEL S. HYLAND
     Chairman and President;
     President, Salomon Brothers
     Asset Management Inc

RIORDAN ROETT
     Professor and Director,
     Latin American Studies Program,
     Paul H. Nitze School of Advanced
     International Studies,
     Johns Hopkins University

JESWALD W. SALACUSE
     Henry J. Braker Professor of Commercial
     Law, and formerly Dean, The Fletcher
     School of Law & Diplomacy
     Tufts University

-----------------------------------------------------
OFFICERS

MICHAEL S. HYLAND
     Chairman and President

PETER J. WILBY
     Executive Vice President

LAWRENCE H. KAPLAN
     Executive Vice President

ALAN M. MANDEL
     Treasurer

LAURIE A. PITTI
     Assistant Treasurer

TANA E. TSELEPIS
     Secretary

-----------------------------------------------------
SALOMON BROTHERS HIGH INCOME FUND INC
     7 World Trade Center
     New York, New York 10048

TELEPHONE
     1-800-725-6666

INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN
     The Chase Manhattan Bank, N.A.
     Four Metrotech Center
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

INDEPENDENT ACCOUNTANTS
     Price Waterhouse LLP
     1177 Avenue of the Americas
     New York, New York 10036

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     HIF

--------------------------------------------------------------------------------


AMERICAN STOCK TRANSFER & TRUST COMPANY                    ---------------------
40 WALL STREET                                                   BULK RATE
NEW YORK, NEW YORK 10005                                        U.S. POSTAGE
                                                                   PAID
                                                             STATEN ISLAND, NY
                                                                 PERMIT NO.
                                                                    169
                                                           ---------------------